UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 16, 2006
Easton-Bell Sports, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-123927	20-1636283

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7855 Haskell Avenue, Suite 200
Van Nuys, California		91406

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(818) 781-1587
Not Applicable
Former name or former address, if changed since last report
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Easton-Bell Sports, Inc. on March 22, 2006 (the “Original Form 8-K”) to provide the pro forma financial information required pursuant to Item 9.01 of Form 8-K. All other items of the Original Form 8-K are unchanged and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired
     The financial statements required to be filed pursuant to Item 9.01(a) of Form-8-K were filed as Exhibit 99.1 to the Form 8-K filed by the Company on February 24, 2006 and are incorporated by reference herein.
(b)	Pro Forma Financial Information
     The unaudited pro forma combined balance sheet of the Company and Easton Sports, Inc. as of December 31, 2005 and the unaudited pro forma combined statement of operations of the Company and Easton Sports, Inc. for the year ended December 31, 2005 are included as Exhibit 99.1 to this Form 8-K.
(c)	Exhibits
99.1	The unaudited pro forma combined balance sheet of the Company and Easton Sports, Inc. as of December 31, 2005 and the unaudited pro forma combined statement of operations of the Company and Easton Sports, Inc. for the year ended December 31, 2005.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Easton-Bell Sports, Inc.
May 30, 2006	By:	/s/ Mark Tripp
		Name:	Mark Tripp
		Title:	Chief Financial Officer